Date: March 10, 2015

Media Contact:
Michael Kinney
(732) 938-1031
mikinney@njresources.com
Investor Contacts:
Joanne Fairechio
732-378-4967
jfairechio@njresources.com
Dennis Puma
732-938-1229
dpuma@njresources.com

NEW JERSEY RESOURCES INCREASES
FISCAL 2015 NET FINANCIAL EARNINGS GUIDANCE

WALL, NJ - New Jersey Resources (NYSE: NJR) today announced an increase in its fiscal 2015 net financial earnings (NFE) guidance to a split-adjusted range of $1.60 to $1.70 per basic share, from the previously announced range of $1.45 to $1.55 per basic share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.”

“The increase in guidance is due primarily to continued better-than-anticipated results at NJR Energy Services, the company’s wholesale provider of physical natural gas services,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “Additionally, our regulated utility business, New Jersey Natural Gas (NJNG), has shown strong results, as has NJR Clean Energy Services, our unregulated distributed power subsidiary, and our midstream asset segment, NJR Midstream.”

NJR expects NJNG to be the largest contributor to fiscal 2015 NFE. Steady growth at NJNG continues to be supported by customer growth in both new construction and conversion markets and regulatory initiatives that earn current returns. The following chart represents the NFE contributions NJR currently expects from its businesses in fiscal 2015:

NEW JERSEY RESOURCES INCREASES FISCAL 2015 NET FINANCIAL EARNINGS GUIDANCE

Company	Expected Fiscal 2015 Net Financial Earnings Contribution
New Jersey Natural Gas	50 to 60 percent
NJR Midstream	5 to 10 percent
Total Regulated	55 to 70 percent
NJR Energy Services	15 to 25 percent
NJR Clean Energy Ventures	10 to 20 percent
NJR Home Services	2 to 5 percent

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this release includes, but is not limited to, certain statements regarding NJR's NFE for fiscal 2015, and the forecasted contribution of business segments to NJR’s fiscal 2015 NFE.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to

NEW JERSEY RESOURCES INCREASES FISCAL 2015 NET FINANCIAL EARNINGS GUIDANCE

complete planned renewable energy projects and the resulting effect on our effective tax rate and earnings; regulatory approval of NJNG’s planned infrastructure programs; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 25, 2014, as filed with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec.gov. Information included in this release is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Information
This press release includes the non-GAAP measure NFE. As an indicator of the company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.
NFE excludes unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

NEW JERSEY RESOURCES INCREASES FISCAL 2015 NET FINANCIAL EARNINGS GUIDANCE

Management uses non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7 and most recent Form 10-Q, Part I, Item 2.
About New Jersey Resources
New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that provides safe and reliable natural gas and clean energy services, including transportation, distribution and asset management. With annual revenues in excess of $3 billion, NJR is comprised of five primary businesses:

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New Jersey Natural Gas is NJR’s principal subsidiary that operates and maintains over 7,000 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris and Middlesex counties.

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NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

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NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of over 125 megawatts, providing residential and commercial customers with low-carbon solutions.

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NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its equity ownership in a natural gas storage facility and a transportation pipeline, both of which are Federal Energy Regulatory Commission, or FERC-regulated investments.

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NJR Home Services provides heating, central air conditioning, standby generators, solar and other indoor and outdoor comfort products to residential homes and businesses throughout New Jersey and serves approximately 118,000 service contract customers.

NJR and its more than 950 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.
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